September 12, 2003

                Supplement to the January 28, 2003 Prospectus of
                          Pioneer Large Cap Value Fund


The board of trustees has authorized the liquidation of the fund. The liquidation is expected to occur as of September 26, 2003. Effective September 11, 2003, the fund no longer offers its shares. The following information supplements the corresponding section in the prospectus. Please consult the prospectus for the full text of the revised section. Prior to the fund's liquidation, all or a substantial portion of its assets may be invested in cash, cash equivalents and debt securities with remaining maturities of less than one year. When invested in such instruments in anticipation of the liquidation, the fund may not be able to achieve its investment objective.

Buying, exchanging and selling shares

Effective September 11, 2003, the fund no longer accepts requests to purchase shares of the fund, exchange into the fund or establish new accounts in the fund.




                                       (C) 2003 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds